SECURITIES AND EXCHANGE COMMISSION
         WASHINGTON, D.C.  20549
----------------------------------------------------------------
                FORM 8-K

             CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
    Securities Exchange Act of 1934

            February 5, 1999
   (Date of Earliest Event Reported)
   ADVANCED OXYGEN TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware                  000-09951             91-1143622
(State of           (Commission File No.)       (I.R.S.
Incorporation)                                  Employer
                                            Identification No.)

         26883 Ruether Avenue
        Santa Clarita, CA 91351
  (Address of Principal Executive Offices)

             (805) 298-3333
     (Registrant's Telephone Number)



INDEX:

ITEM 2: ACQUISITION OR DISPOSITION OF
ASSETS

ITEM 7.   FINANCIAL STATEMENTS, PRO
FORMA FINANCIAL INFORMATION &
EXHIBITS.

SIGNATURE

*******************************************

ITEM 2:   ACQUISITION OR DISPOSITION OF
ASSETS.

On January 29, 1999, pursuant to the Purchase
Agreement of 1/28/99 ("Purchase Agreement" attached hereto as Exhibit I), Advanced Oxygen Technologies,
Inc. ("AOXY") purchased 1,670,000 shares of convertible preferred stock of Advanced Oxygen
Technologies, Inc. ("STOCK") and a $550,000 promissory note issued by Advanced Oxygen
Technologies, Inc ("Note") from Integrated Marketing
Agency, Inc.("IMA")

The terms of the Purchase Agreement were: AOXY payed $15,000 to IMA, assumed a Citicorp Computer
Equipment Lease, #010-0031648-001 from IMA, delivered to IMA certain tangible business property (as listed in Exhibit A of the Purchase Agreement), executed a one year $5,000 promissory note with IMA, and delivered to IMA a Request For Dismissal of case
#PS003684 (restraining order) filed in Los Angeles county superior court. IMA sold, transferred, and delivered to AOXY the Stock and the Note. IMA sold, transferred, assigned and delivered the Note and the Stock to AOXY, executed documents with Citicorp
Leasing, Inc. to effectuate an express assumption by AOXY of the obligation under lease #010-0031648-001 in the amount of $44,811.26, executed a UCC2 filing releasing UCC-1 filing #9807560696 filed by IMA on March 13, 1998, and delivered such documents as required in the Purchase Agreement.

ITEM 7. FINANCIAL STATEMENTS,
PROFORMA FINANCIAL INFORMATION &
EXHIBITS

(C)       Exhibits

Exhibit 1 - Purchase Agreement
Exhibit 2- Promissory Note

SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 1999    ADVANCED OXYGEN
                           TECHNOLOGIES, INC.


                         BY:/s/Robert E. Wolfe
                         President


Exhibit 1 - Purchase Agreement


                     PURCHASE AGREEMENT 1/28/99

This Purchase Agreement ("Agreement" ) dated January 28, 1999 for purposes of identification, is entered into by and between
 ADVANCED OXYGEN TECHNOLOGIES, INC., a Delaware
Corporation (hereinafter referred to as "AOXY") and INTEGRATED MARKETING AGENCY, INC., a California corporation (hereinafter referred to as "IMA").

1. The parties have determined as a business decision on the terms and conditions encompassed by this Agreement that IMA will Sell and AOXY will purchase 1,670,000 shares of preferred stock of Advanced Oxygen Technologies, Inc. ("Stock") and a $550,000 promissory note issued by Advanced Oxygen Technologies, Inc. on March 09, 1998 ("Note").

2. In addition to the mutual, general releases and other terms, conditions, consideration and covenants of this Agreement, the parties hereby agree to the following:

a) Contemporaneously with the execution by all parties of this Agreement AOXY shall do the following:

i.  Pay to IMA the sum of Fifteen Thousand U.S. Dollars
($15,000.00) by cashier's check drawn on a California bank and good for immediately available funds at the issuing bank;

ii. Pay to Citicorp Leasing Inc., 450 Mamaroneck Avenue, Harrison, NY 10528 $5,000.00 and execute such documents as may be required by Citicorp to effectuate an express assumption by AOXY of the obligations of lessee under Citicorp computer equipment lease #010-0031648-001 of which there is an unpaid lease obligation on the date of this Agreement in the amount of 44,811.26. Following such payment and execution of documents, AOXY shall provide IMA a true and accurate copy of the new equipment lease or lease assumption instruments (as the case may be) by which AOXY has assumed the obligations of lessee under the Citicorp equipment lease;

iii. Deliver and transfer to IMA title and possession of all items of tangible, business property set forth on the list represented by Exhibit A, which is attached hereto, and by this reference incorporated as a part of this Agreement. Items must be picked up within 60 days with a two (2) business day notice from IMA. Items are to be picked up in the rear of the shipping and receiving area at 26883 Ruether Avenue, Santa Clarita, CA
91351; and

iv. Deliver to IMA a Request For Dismissal in a form suitable for immediate filing with the clerk of the court for the restraining ordered filed by Robert Wolfe against John & Jeannie Teuber in the Los Angeles Superior Court of California, San Fernando CA on December 11, 1998 case #PS003684.

B) Contemporaneously with the execution by all parties of this Agreement, IMA shall do the following:

i.  Sell, transfer, assign and deliver to AOXY the original Note;

ii. Deliver to AOXY the executed UCC-2 Financing Statement
Change attached hereto as Exhibit B in a form ready for filing in the office of the California Secretary of State and duly executed on behalf of IMA releasing the security interest in its entirety represented by, but not limited to UCC-1 Filing #9807560696 filed by IMA on March 13, 1998 in Sacramento CA;

iii. Sell, transfer, assign and deliver to AOXY the Stock, in the form of the share certificate no.: P0001 representing IMA's ownership of 1,670,000 shares of convertible, preferred shares of AOXY stock.

iv. Pay to Textron-Nations Credit such sum and execute such documents as is required by said creditor (which is presently estimated to be $20,000) as a negotiated settlement to release all of the lessee's obligations under computer equipment lease
#93612 (the total unpaid balance of which is, on the date of this Agreement, the approximate sum of $42,000). Following such execution of documents, IMA shall provide AOXY a true and accurate copy of the release of all liens, security interests, UCC Filings, or other such encumbrances and provide AOXY with a bill of sale from Textron-Nations Credit.

v. Execute such documents with Citicorp Leasing Inc., 450 Mamaroneck Avenue, Harrison, NY 10528 as may be required by Citicorp to effectuate an express assumption by AOXY of the obligations of lessee under Citicorp computer equipment lease #010-0031648-001 of which there is an unpaid lease obligation on the date of this Agreement in the amount of 44,811.26. Following such payment and execution of documents, IMA shall provide AOXY a true and accurate copy of the executed documents.

C. The payment to Textron-Nations Credit prescribed in the preceding paragraph 2.B.(iv) shall be the responsibility of IMA to the extent of the first fifteen thousand dollars ($15,000.00) thereof and, as to any amount exceeding said $15,000, the responsibility and cost thereof shall be borne by AOXY (which excess amount is shall not exceed $5,000.00). John Teuber ("TEUBER") agrees to advance and loan to AOXY the amount of which is AOXY's responsibility provided, however, that AOXY shall repay TEUBER for such loan according to the terms of a new promissory note in the form represented by Exhibit "K" which is attached hereto and by this reference incorporated as a part of this Agreement.

D. AOXY agrees and covenants that, following its assumption of the Citicorp computer equipment lease, it shall, perform all obligations of lessee thereunder to the satisfaction of the lessor and, further, at its sole cost and expense, shall defend IMA and pay the costs of such defense including but not limited to attorneys fees and court costs with respect to all claims, debts, liabilities and obligations asserted by any and all creditors with in relation to the leased assets and the business related thereto.

e. The parties mutually agree that, with the sole exception of the executory duties to be performed under the provisions expressly set forth in this Agreement and the terms, conditions and covenants of this Agreement (which shall survive execution of this Agreement), there shall be no other duties, debts, liabilities or obligations owing between AOXY and IMA, either of them to the other, in connection with the said purchase-and-sale transaction and related contracts and instruments.

3. AOXY and IMA for him/herself and his/her respective, heirs, representatives, executors, assignees and successors, hereby releases and discharges each, every and all of the members of the other, their respective heirs, representatives, executors, assignees, successors, attorneys, agents and affiliates from any
and all rights, claims, demands, debts, damages, actions,   causes
of action, agreements, promises, undertakings, obligations, liabilities and differences between them, of every kind or nature, whatsoever, whether known or unknown, fixed or contingent, legal and equitable, (including but not limited to the matters in controversy), which such party has, had or claims to have or have had, or hereafter may have to claim to have, arising out of or in any manner whatsoever, directly or indirectly, or connected with or related to any act, omission, transaction, dealing, conduct, representation or negotiation of any kind whatsoever by any of the parties or between anyone acting or purporting to act on their respective behalves before the date of execution of this Agreement and any other matter whatsoever, whether related to or connected with the matters in controversy and with the said purchase-and-sale transaction and related contracts and instruments.

4. Each party to this Agreement hereby acknowledges and agrees that this Agreement shall operate as a covenant not to sue even though facts may be hereafter discovered which differ from or add to the facts that are known or believed to be known with respect to the matters in controversy on the date of this agreement, but that it is the intention of each of the parties to fully, finally, absolutely and forever settle any claims, disputes and differences existing between them, notwithstanding the discovery of any such different or additional facts. In this connection, the parties hereto expressly acknowledge an awareness of the provisions of California Civil Code Section
1542, and confirm that they understand the significance and consequences of waiving same, which they do nevertheless hereby expressly waive, including but not limited to any and all rights each may have under such state or any similar or successor law of any jurisdiction which, for purposes of demonstrating the parties intent to so waive, is set forth in full as follows:

 "1542. General Release; Extent
A general release does not extend to claims which the creditor does not know or suspect exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

5. Each party agrees to hold the other harmless from any and all claims, demands, debts, obligation, actions and causes of action herein released, including but not limited to, same as may now be latent or unsuspected or which may hereafter appear, develop or occur in relation to or as a result of those matters herein released.

6. This Agreement is freely and voluntarily executed by each of the parties after having been apprized of all relevant information and data and all information relative to such release by their respective, legal counsel.

7. Each party shall be responsible for and bear the costs incurred by such party in connection with the negotiation, drafting, preparation and execution of this Agreement, including but not limited to the party's respective attorney's fees.

8. The parties agree that this Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instru-ment.

9. This Agreement shall be deemed to have been drafted jointly by the parties hereto and shall in all respects be interpreted, enforced and governed by and under the laws of the State of California.

10. If any action is instituted to enforce the terms and conditions of this Agreement, the prevailing party is entitled to recover attorney's fees and costs of suit incurred in such action from the non-prevailing party.

11. In the event that any term, provision, clause, article, condition or other portion of this Agreement is determined to be invalid, void or unenforceable by a forum of competent jurisdiction, the same shall not affect any other term, provision, clause, article, condition or other portion hereof, and the remainder of this Agreement shall remain in full force and effect, as if such invalid, void or unenforceable term, provision, clause, article, condition or other portion of this Agreement did not appear herein.

12. Relationship of Parties. Neither party to this Agreement shall be deemed, in any way, nor construed to be, the partner, joint venturer, agent, employee or servant of the other, their entire relationship being that of seller and buyer only, as independent contracting parties.

13. Notices: Any notice required or permitted to be given hereunder shall be so given by registered or certified (return receipt requested) United States Postal Service mail, postage prepaid, unless a notice transmitted in said manner is returned to the sender as unclaimed, refused or undeliverable, or unless the party giving notice has a good faith reason to believe that a notice transmitted in said manner will be so returned, in which case such notice may be given. at the sender's option, by personal service or by first class mail provided that such alternative method is effectuated by a disinterested party who attests thereto by a written declaration under penalty of perjury in a form consistent with the provisions of California Code of Civil Procedure section1013a authorizing service by mail. Any such notice shall be addressed to or delivered to the recipient as follows:

In the case of:                   Addressed to:
SELLER:               INTEGRATED MARKETING AGENCY, INC.
                      ATTN.: JOHN TEUBER, PRESIDENT
                      24307 Magic Mtn Parkway #213
                      Valencia CA 91355-3402

BUYER:       ADVANCED OXYGEN TECHNOLOGIES, INC.
              ATTN:  ROBERT E. WOLFE, PRESIDENT
              26883 Ruether Avenue
              Santa Clarita, CA 91351
In the event that notice is transmitted by U.S. Mail, such notice shall be deemed to have been received by the addressee and service thereof shall be effective, five (5) days following deposit thereof with the United States Postal Service, or upon actual receipt, whichever first occurs, unless the address for delivery is not within one of the United States or its territories or possessions, in which case service shall be elective seven (7) days following deposit, or upon actual receipt whichever first occurs. A party may change the above specified address by giving the other party notice of the new address in the manner above-prescribed for all notices.

IN WITNESS WHEREOF, the parties have subscribed their names to this Agreement or, in the case of corporate parties, have caused their duly-authorized officers to execute this Agreement, effective on the date first written above.
Executed at Los Angeles County, California, on the date(s) following:

            ADVANCED OXYGEN TECHNOLOGIES, INC.
                         A Delaware Corporation

By

                                ROBERT E. WOLFE
Its:                                  President
Date:                          January 28, 1999

 INTEGRATED MARKETING AGENCY, INC. a California
                                    Corporation
 By

JOHN TEUBER
Its: President
Date: January 28, 1999

EXHIBIT A
DESCRIPTION OF AOXY BUSINESS ASSETS TO BE
TRANSFERRED TO IMA

1.  Three (3) Desks
 a) Inlaid desk
 b) Desk with return
 c) One other desk
2. Two (2) Filing Cabinets (already delivered)
3. Eight  (8) Pictures
 a) A set (2) pictures of Rough wood frames, barn yard scenes, very green.
 b) Six (6) pictures
4.  Three (3) chairs.
5. Selectric Typewriter (already delivered)



EXHIBIT B

This STATEMENT is presented for filing pursuant to
the California Uniform Commercial Code
1    FILE NO. OF ORIG. FINANCING STATEMENT:
9807560696
  1a. DATE OF  FILING OF ORIG. FINANCING
STATEMENT: 03-13-1998
  1b.  DATE OF ORIG. FINANCING STATEMENT:
03-09-1998
  1c. PLACE OF FILING ORIG. FINANCING
STATEMENT:  Sacramento, CA
2. DEBTOR (LAST NAME FIRST): Advanced Oxygen
Technologies, Inc.

  2a. SOCIAL SECURITY NO., FEDERAL TAX NO.:
91-1143622

  2b. MAILING ADDRESS

  2c. CITY, STATE

3. ADDITIONAL DEBTOR (IF ANY) (LAST NAME
FIRST)
3a. SOCIAL SECURITY OR FEDERAL TAX NO.

3b.  MAILING ADDRESS

3c. CITY, STATE

3d. ZIP CODE

4.  SECURED PARTY
       NAME      Integrated Marketing Agency, Inc.
                           ("IMA")
MAILING ADDRESS:     23734 Valencia Blvd.,Ste.304
CITY:  Valencia       STATE   CA
ZIP CODE   91355

4A. SOCIAL SECURITY NO., FEDERAL TAX  NO
OR BANK TRANSIT AND A.B.A. NO.  95-4444588

5.  ASSIGNEE OF SECURED PARTY (IF ANY)
       NAME, MAILING ADDRESS, CITY,  STATE, ZIP CODE

5A. SOCIAL SECURITY NO., FEDERAL TAX NO.,
OR BANK TRANSIT AND A.B.A. NO.

6.  A. [   ]   CONTINUATION-The original Financing
Statement between the foregoing Debtor and Secured
Party bearing the file Number and date shown above is continued. If collateral is crops or timber, check here
[] and Insert description of real property on which growing or to be grown in Item 7 below.

B. [XX ]      RELEASE-From the collateral described in
the Financing Statement bearing the file number shown above, the Secured Party releases the collateral described in Item 7 below.

C. [    ]     ASSIGNMENT-The Secured Party
certifies that the Secured Party has assigned to the Assignee above named, all the Secured Party's rights under the Financing Statement bearing the file number shown above in the collateral described in Item .7 below.

D. [XX]   TERMINATION-The Secured Party certifies
that the Secured Party no longer claims a security interest under the Financing Statement bearing the file number shown above.

E    [  ] AMENDMENT-The Financing Statement
bearing the file number shown above is amended as set forth in Item 7 below. (Signature of Debtor required on all amendments.)

F [ ]  OTHER

7. UCC-1#9807560696 of 3/13/98, each, every and
all assets and items of tangible property, including but not limited to, equipment, machinery, motor vehicles, lease hold interests & improvements, fixtures, inventory, stock, stock-in-trade, materials & finished goods, presently or hereafter owned by or acquired by or used by Debtor as the result of the acquisition by Debtor of certain assets of IMA, wherever situated including but not limited to 26883 Ruether Ave., Santa
Clarita, CA as well as all replacements, parts, repairs, additions, accession and proceeds thereof, including insurance proceeds resulting from any loss.

8.  (Date)   January 29, 1999
By: /Robert Wolfe, President
Signature (s) of Debtor (s)

By: /John Teuber, President
Signature(s) of Secured Party (ies)

9.  This space for use of Filing Officer
(Date, Time, Filing Office)

10.  Return Copy to
Robert Wolfe
Advanced Oxygen Technologies, Inc.
26883 Ruether Avenue
Santa Clarita, CA 91351
Standard Form - Filing Fee
Uniform Commercial  Code - Form UCC-2
Approved by the Secretary of State


Exhibit 2 - Promissory Note

PROMISSORY NOTE
(Installment Payments - Unsecured)
Principal:  $5,000.00         Santa Clarita, California
Interest Extra: 7% per annum   January 22, 1999

FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, ADVANCED OXYGEN TECHNOLOGIES, INC., a corporation organized under the laws of the State of Delaware and doing business at Santa Clarita, California, (referred to hereinbelow as "maker") promises to pay to JOHN TEUBER and JEANNlE
TEUBER, husband and wife, or to their assigns, successors or order (all of whom are referred to collectively herein as the "holder"), at Santa Clarita, California or at such other place as the holder hereof may designate, the sum of Five Thousand & 00/100
U.S. Dollars ($5,000.00), by lawful money of the United States, together with interest thereon, in the manner prescribed hereinbelow.

1.  Interest.
1.1. The unpaid balance of this instrument shall accrue interest at the rate of seven percent (7%) per annum, computed for the period commencing on the date of this instrument and continuing thereafter until the entire obligation evidenced by this instrument is paid in full. In the event that any sum becoming due hereunder is not paid within the time prescribed by the terms of this instrument, interest shall accrue on the past due sum at the same rate provided, however, that any interest so compounded shall not exceed the maximum rate permitted by law.

2  Installment Payments.
2.1.    The obligation evidenced by this instrument
shall be paid in installments, as follows:
2.1.1.  Commencing on the 22ND day of February,
1999 and on the same day of each succeeding month
thereafter, through and including the 22nd day of
December 1999, the sum of Four Hundred Fifty U.S.
Dollars ($450.00);
2.1.2.  On the 22nd day of January, 2000, a final
payment in the sum of Two Hundred     Thirty-Four &
78/100 U.S. Dollars ($234.78).

3. "Balloon Payment" Statute Inapplicable.
3.1.    The provisions of California Civil Code
sectionsection2956, et seq. requiring notice of so-called "balloon payments" in respect of installment payments on real property are inapplicable to the obligation evidenced by this instrument.

4. Application Of Payments.
4.1. All payments made by maker hereunder shall be applied first to the unpaid balance of interest, and the remainder thereof shall be applied to the unpaid balance of principal in conformity with the schedule of payments which is attached hereto and by this reference is incorporated as a part of this instrument
(the "payment schedule" herein).

5. Promise To Pay Unconditional; Waiver of
Demand & Presentment.
5.1.    Makers promise to pay the indebtedness
evidenced by this instrument is absolute and unconditional. The entire sum of principal and accrued interest thereon shall become due and payable as specified herein without offset, reduction, contest or counterclaim of any type or nature whatsoever and without notice, demand or presentment, all of which are expressly waived by Maker.

6.  Make's Right To Prepay Reserved.
6.1. As a material part of the consideration for the obligations created by this instrument, maker hereby executes same with the express understanding that maker may pay without penalty or other charge, any amount of the indebtedness evidenced by this instrument at any time in advance of the due date thereof; provided, however, that if any prepayment is less than the amount then necessary to satisfy the entire unpaid balance due under this instrument, installments payments subsequent to such prepayment shall continue according to the payment schedule.

7. Definition Of Late Payment.
7.1. Any installment payment which is not received by the holder by the tenth (10th) day following the due date thereof shall be deemed to be a late payment.

8. Service Charge On Late Payment.
8.1. Maker hereby acknowledges that the holder's damages in the event of a late payment will be difficult or impossible to precisely ascertain and therefor agrees to pay the holder, in addition to each and every late payment, a service charge in a sum which is six percent (6%) of the amount not timely paid. This provision for payment of a service charge is included by maker for the express purpose of mitigating the holder's damages in the event of a late payment, and not as a penalty, which maker hereby acknowledges to be reasonable under the circumstances prevailing on the date of this instrument. Holder's acceptance of a late payment and(or service charge shall not be deemed to constitute a waiver of holder's right to receive timely payments thereafter.

9. Definition Of Default.
9.1. Maker shall be deemed to be in default of its obligations under this instrument in the event of any late payment (as defined above) which is not received by the holder, together with the late payment service charge prescribed above, by the fifteenth (15th) day.
following the date on which such late payment was due.

10.     Holder's Option To Accelerate in Event Of
Default.
10.1.   Notwithstanding and irrespective of the
maturity date of this instrument, in the event of any default, the holder shall have the right, at the holder's option, to declare the entire balance of the unpaid principal with accrued interest and late payment service charge(s) forthwith due and payable.

11.  Holder's Remedies Cumulative.
11.1. All remedies accorded to the holder under the terms of this. instrument and at law and equity~shall be cumulative and additional each to the other. The exercise by the holder of any one right or remedy shall not constitute an exclusive election or waiver of any other right or remedy.

12.     Provisions Common To Entire Instrument.
12.1.   The following terms shall apply to the
obligations arising under this instrument in its entirety:
12.1.1. Attorney Fees & Costs. Maker expressly agrees that, in the event of commencement of a suit, collection action, foreclosure or other action to enforce or interpret any provision of this instrument, the holder hereof shall be entitled to also recover, in addition to all unpaid principal and interest, all costs of such suit, collection, or other enforcement action as well as all attorney's fees incurred by the holder in connection therewith.
12.1.2. Gender; Plural and Singular. Whenever required by the context hereof, the singular shall be deemed to include the plural, the plural shall be deemed to include the singular, the masculine, the feminine, and the neuter gender shall be deemed to include the others.
12.1.3. Governing Law. This instrument shall be interpreted, construed and governed by, in accordance with and consistent with the laws of the State of California, which shall apply in all respects, including statutes of limitations, to any disputes or controversies arising out of or pertaining to this agreement.
12.1.4. Severability. In the event that any term, provision, clause, article, condition or other portion of this instrument is determined to be invalid, void or unenforceable by a forum of competent jurisdiction, the same shall not affect any other term, provision, clause, article, condition or other portion hereof, and the remainder of this instrument shall continue in full force and effect, as if such invalid, void or unenforceable term, provision, clause, article, condition or other portion of this instrument did not appear herein.
12.1.5. Terms Binding on Successors, Etc. All terms and conditions set forth in this instrument shall be binding upon and be observed by the successors, assigns, representatives, trustees, and receivers of maker and the successors, assigns, representatives, trustees, and receivers of the holder.
12.1.6. Venue. Venue shall lie in the County of Los
Angeles, State of California, with respect to any action or other proceeding to interpret, construe or enforce any right, duty or obligation arising under the terms of this instrument.

IN WITNESS WHEREOF, Maker has caused its duly-authorized officer to execute this instrument on the date and in the place first written above.

MAKER:


ADVANCED OXYGEN TECHNOLOGIES, INC.

A Delaware corporation
 By // ROBERT E. WOLFE
   Its: President
                              Maker:  AOXY
Compound Period: Monthly

Nominal Annual Rate    7.000     %
Effective Annual Rate  7.229     %
Periodic Rate              0.5833 %
Daily Rate                 0.01918%

CASH FLOW DATA
Event   Start Date     Amt        No.  Period   End Date
1.  Loan     01/22/99  5,000.00  1
2. Pament    02/22/99  450.00   11   Monthly 12/22/99
3. Payment   01/22/2000     234.78     1

AMORTIZATION SCHEDULE - Normal Amortization

Date              Payment   Interest  Principal Balance
Loan 01/22/99                               5,000.00
1- 02/22/99  450.00    29.17          420.83 4,579.17
2- 03/22/99  450.00    26.71          423.29 4,155.88
3- 04/22/99  450.00    24.24          425.76 3,730.12
4- 05/22/99  450.00    21.76          428.24 3,301.88
5-06/22/99   450.00    19.26          430.74 2,871.14
6-07/22/99   450.00    15.75          433.25 2,437.89
7-08/22/99   450.00    14.22          435.78 2,002.11
8-09/22/99   450.00    11.68          438.32 1,563.79
9-10/22/99   450.00    9.12           440.88 1,122.91
10-11/22/99 450.00     6.55           443.45    679.46
11-12/22/99 450.00     3.96           446.04    233.42

1999 Totals  4,950.00  183.42    4,766.58

12-01/22/2000 234.78   1.36      233.42     0.00

2000 Totals  234.78    1.36      233.42

Grand Totals 5,184.78  184.78    5,000.00